 SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2018

MARIJUANA COMPANY OF AMERICA, INC.

(Exact Name of Registrant as Specified in its Charter)

Utah (State or other jurisdiction of incorporation or organization)	Commission File Number 000-27039	87-0406858 (I.R.S. Employer Identification Number)

1340 West Valley Parkway Suite #205 Escondido, California 92029

(Address of Principal Executive Offices and Zip Code)

(888) 777-4362

(Issuer's telephone number)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Section 1 - Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

(a)(1) Marijuana Company of America, Inc. (the “Registrant”), entered into a material definitive agreement not made in the ordinary course of its business on June 15, 2018. The parties to the agreement are the Registrant and Global Hemp Group, Inc., a Canadian corporation (“GHG”). A material relationship exists between the Registrant or GHG. Mr. Charles Larsen, GHG’s President and Chief Executive Officer, is a director of the Registrant.

(a)(2) The material definitive agreement commits the Registrant and GHG to provide funding as well as financial, technical, management and operational expertise upon the terms and conditions of this Agreement, in order to develop a project to commercialize the cultivation of industrial hemp and the extraction of cannabinoids on properties located in the northeast New Brunswick area. The material definitive agreement provides that the Registrant and GHG will equally manage a joint venture company: New Brunswick Hemp Company, Ltd., that will be incorporated in Canada to operate the business. The joint venture will be funded by the Registrant and GHG in equal amounts of $282,763 [Canadian dollars] each. The Registrant’s initial financial commitment will be based on a funding schedule as follows:

i)	$115,000	upon execution of the joint venture agreement;
ii)	$130,000	on or before August 15, 2018;
iii)	$37,763	on or before September 30, 2018
	$282,763	- Total Registrant Initial Funding Commitment

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a)(1) On June 18, 2018, Mr. Robert L. Hymers, the Registrant’s director and Chief Financial Officer resigned his positions. Mr. Hymers did not hold a position on any committee of the board of directors at the time of his resignation. Mr. Hymers communicated to the Registrant that his decision to resign his positions with the Registrant was not caused by a disagreement with the Registrant, known to an executive officer of the Registrant, as defined in 17 CFR 240.3b-7, on any matter relating to the Registrant’s operations, policies or practices.

(a)(2) Included with this filing on Form 8-K as an exhibit is the resignation letter from Mr. Hymers.

(a)(3) Coincident with the filing of this current report on Form 8-K, on June 18, 2018, the Registrant provided Mr. Hymers with a copy of its disclosures in response to this Item 5.02. Further, in its communication the Registrant informed Mr. Hymers that he should address a letter to the Registrant stating whether he agrees with the statements made by the Registrant in response to this Item 5.02 and, if not, stating the respects in which he does not agree. The Registrant will file any letter received from Mr. Hymers with the Commission as an exhibit by an amendment to this Form 8-K within two business days after receipt by the Registrant.

Section 9 – Financial Statement and Exhibits

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Document	Location
10.1	Joint venture agreement	Filed Herewith
17.1	Letter dated June 18, 2018 from Robert L. Hymers	Filed Herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated June 19, 2018

MARIJUANA COMPANY OF AMERICA, INC.

By: /s/ Donald Steinberg

Donald Steinberg

Chief Executive Officer

(Principal Executive Officer)

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